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                                                                   EXHIBIT 10.21

                      FIRST AMENDMENT TO LEASE AGREEMENT

TO THE LEASE dated October 7, 1991, by and between MIG III-Kappa Corporation and now assigned to First Industrial Financing Partnership, L.P. (a Delaware Limited Partnership) as Landlord, and Optical Sensors Incorporated (a Delaware corporation and successor to Optical Sensors for Medicine, Inc.) as Tenant.

THIS AMENDMENT TO LEASE, entered into and made as of April 26, 1996, by and between First Industrial Financing Partnership, L.P., as Landlord and Optical Sensors Incorporated, as Tenant.

                                  WITNESSETH:

WHEREAS, Landlord and Tenant have heretofore entered into a certain Lease dated October 7, 1991 (the "Lease") covering that certain space at 7615 Golden Triangle Drive, Suite A, Eden Prairie, MN 55344 (the "Premises"), upon terms and conditions described in said Lease; and

WHEREAS, Landlord and Tenant desire to amend said Lease as described below:

1. The term of the Lease as set forth in Section 1.3 thereof shall be extended through November 30, 1999.

2. Monthly Base Rent as set forth in Section 1.4 of the Lease shall be as follows:

       December 1, 1996 - November 30, 1999    $11,888.00 per month

3. Landlord will, at Landlord's sole cost and expense, provide the improvements to the Premises described on Exhibit A attached hereto.

4. Landlord acknowledges that Tenant uses the chemicals set forth on Exhibit B hereto in connection with its business and that such chemicals may constitute "Hazardous Substances" as defined in Section 14.8 of the Lease. Landlord agrees that Tenant's use of such chemicals will not constitute a breach of or default under the Lease as long as Tenant complies with all federal, state and local laws and regulations applicable to the use of such chemicals.

5. Except as hereinabove set forth, all terms, provisions and covenants of the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

LANDLORD:                                     TENANT:
FIRST INDUSTRIAL PARTNERSHIP, L.P.,           OPTICAL SENSORS INCORPORATED,
a Delaware Limited Partnership                a Delaware corporation

By:  First Industrial Finance Corporation,
     a Maryland corporation, its general
     partner

By:  /s/  Duane Lund                          By: /s/ Sam B. Humphries
   -------------------------------               -------------------------------

Its: Senior Regional Director                 Its: President and CEO
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